The Payden & Rygel Investment Group

             Supplement to Prospectus dated December 30, 1997

                   Payden & Rygel Global Balanced Fund
                 Payden & Rygel International Equity Fund
               Payden & Rygel European Growth & Income Fund


On September 3, 1998, the Board of Trustees of The Payden & Rygel
Investment Group voted to appoint Metzler/Payden, LLC as the sub-advisor to each of the Payden & Rygel Global Balanced Fund, Payden & Rygel
International Equity Fund and Payden & Rygel European Growth & Income Fund. The appointment is effective October 1, 1998.

Metzler/Payden, LLC is a joint venture between the Funds' adviser, Payden & Rygel, and Metzler Asset Management GmbH, an affiliate of B. Metzler seel. Sohn & Co. Holding AG of Frankfurt, Germany, a major German financial institution.

A special meeting of the shareholders of the three Funds will be held in November to ratify the appointment of Metzler/Payden, LLC as sub-advisor. Further details will appear in a proxy statement to the shareholders of each of the three Funds.

Commencing October 1, 1998, the portions of the equity portfolios of the International Equity Fund and the Global Balanced Fund that are allocated to equity securities of companies headquartered outside the United States and Europe will be invested primarily through equity-based derivative instruments, such as World Equity Benchmark Shares ("WEBS"), rather than in stocks of individual companies. WEBS are shares of investment companies that are similar to Standard & Poor's Depositary Receipts ("SPDRs"), but are constructed to track the overall performance of the public equity markets in specific foreign countries as represented by securities indices compiled by Morgan Stanley Capital International. The Funds' investments in WEBS will be subject to the same type of restrictions that apply to SPDRs (see "Standard & Poor's Depositary Receipts" on page 35 of the prospectus).

     The date of this Prospectus Supplement is September 10, 1998